Manor
Investment Funds

2nd Quarter Report
June 30, 2023
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

June 30, 2023

Dear Fellow Shareholders:

The stock market continued to move higher during the quarter, extending the upward trend from the lows in March, while the bond market moved lower as short and long-term rates edged higher. Investors looked past troubles in the banking sector, choosing instead to focus on a decline in inflation and the prospect of avoiding a serious recession.

The Beach Ball Market

It's summertime in the Philly area and thoughts invariably turn to loading the bikes and beach stuff into the car and heading "down the shore". Somewhere in the bag is a beach ball, and once inflated, a kick or punch sends it flying. But the inflation valve keeps the ball off balance, and a gust of wind can send it flying in another direction. If it ends up in the water, it bounces high on the waves and if you try to push it under it pops back up into the air and is probably carried off by the wind again.

It occurs to me that our financial markets can often exhibit similar characteristics. They are subject to a variety of interconnected factors that can be difficult to predict. Economic indicators, corporate earnings, political developments, and investor sentiment all contribute to market action. Just as the motion of a beach ball can be unpredictable, the emotional reaction of investors and the interconnected nature of the markets can send prices quickly in another direction.

In a sudden reversal of the decline last year, the stock market surprised many investors with a sharp rally as the S&P 500 index, a measure of the broad market, surged to 14-month highs. Most other major indices registered solid gains in the second quarter as well, driven by a pause in the Fed rate hikes, stronger-than-expected corporate earnings, and the limited impact from the several high-profile bank failures. The Fed hiked rates in May, but its official policy announcement indicated that it would pause rate hikes at the next meeting. Corporate earnings reports added to the positive tone as more than 75% of companies beat revenue and earnings estimates, well above the long-term average. And when the banking system faltered under the weight of significantly higher short-term rates the Fed stepped in to provide ample liquidity, and engineered a takeover of Republic Bank by JP Morgan, thereby resolving another bank failure.

The move higher in the stock market was driven, once again, by a small group of mega-cap tech names. These stocks have dominated market moves, on both the upside and downside, because they represent such a high percentage of the widely followed market indices. At quarter-end Apple and Microsoft were the two largest stocks on the S&P 500 index, representing more than 14% of the index capitalization. That is a larger share than any two companies have had since 1979. They were both up every month this year and are at, or near, their all-time highs. Moreover, the top seven stocks in the S&P 500 are all tech names, with each registering double or triple digit returns for the first half of the year. Those stocks represent about 30% of the index value but generated more than 70% of the index return since year-end. The high concentration of these tech names, and their out-sized returns and high valuations, raise concerns that the stock market has become over-concentrated, increasing the risk that disappointing news from any one of these companies could spark a sudden market pullback.

Yields rose gradually throughout the quarter as the pause in Fed rate hikes and positive employment reports raised hope that a sharp recession might be avoided. These hopes, however, are counter balanced by an inverted yield curve. The yield curve spread between the 2-year and 10-year US Treasury notes became more inverted during the quarter, moving from minus 56 basis points to minus 106 basis points (a basis point is 1/100th of a percent). The concern is that inverted yield curves have historically been a highly reliable predictor of an impending recession.

The Manor Fund

The Manor Fund returned 3.01%, net of all fees and expenses, during the quarter ending June 30, 2023, underperforming the S&P 500 index return of 8.74% and comparable mutual funds, as measured by the average of Large-Cap Blend mutual funds tracked by Morningstar, return of 7.47%. The Fund underperformed the S&P 500 index, and the average of Large-Cap Blend mutual funds tracked by Morningstar during the trailing year with a return of 13.09% for the Fund compared to returns of 19.59% for the S&P 500 and 17.27% for comparable mutual funds. The Fund underperformed the S&P 500 index, and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns for the Fund of 12.72%, 7.51%, and 8.37% compared to 14.61%, 12.31%, and 12.84% for the S&P 500 index, and 13.05%, 10.57%, and 11.45% for the average of Large-Cap Blend mutual funds tracked by Morningstar.

During the 2nd Quarter of 2023, the Fund was helped by strong performance from D.R, Horton, Inc., Applied Materials, Inc., Microsoft Corporation, AmerisourceBergen Corp., and Lowes Corporation. The shares of D.R. Horton jumped when the company reported quarterly results. Horton reported revenue and earnings that exceeded expectations and raised revenue estimates for the fiscal year. Management also expressed confidence that current market conditions would continue despite the rise in mortgage rates on a subsequent conference call. The shares of Applied Materials rose steadily throughout the quarter. The company reported revenue and earnings that beat expectations, and reaffirmed revenue and earnings guidance for the next quarter. The shares of Microsoft also rose through much of the quarter. The company reported revenue and earnings that exceeded expectations and a 31% increase in Azure revenue, its cloud computing platform. Microsoft experienced declining revenue in its Personal Computing business segment, but that decline was more than offset by strong revenue growth in the Productivity and Business Processes and Intelligent Cloud segments. The shares of AmerisourceBergen overcame a mid-quarter decline to post a strong rebound in June. The company reported revenue and earnings that exceeded expectations and raised revenue and earnings guidance for the fiscal year. The shares of Lowes traded in a choppy pattern through the early part of the quarter and then posted a strong rebound in June. The company reported revenue and earnings above expectations, but lowered revenue guidance due to concerns about a potential slowdown in consumer spending.

Notable laggards during the 2nd Quarter of 2023 include Valero Energy Corp., Enphase Energy, Inc., AbbVie, Inc., Avery Dennison Corp., and Skyworks Solutions, Inc. The shares of Valero Energy fell steadily through the month of April and then traded in a narrow range for the balance of the quarter. Valero reported earnings that exceeded expectations, but revenue increased only moderately, resulting in a revenue miss. The shares of Enphase Energy fell sharply when the company announced quarterly results. Enphase reported earnings above expectations and revenue in line with expectations, but lowered revenue guidance to the coming quarter. The lowered revenue guidance raised investor concerns that the rollout of its energy management interconnection technology might not meet longer term growth targets. The shares of AbbVie fell sharply when the company reported quarterly results and continued to decline through the balance of the quarter. AbbVie lowered earnings guidance early in the quarter due to acquired R&D and milestone expenses, and then reported quarterly results that did not allay investor concerns about continued weak results. The shares of Avery Dennison fell when the company announced disappointing results. Avery reported earnings that beat expectations, but lowered earnings guidance for the fiscal year. The company subsequently announced an increase in the quarterly dividend, but the news did little to stem the decline. The shares of Skyworks Solutions traded lower early in the

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - June 30, 2023

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –96.4%		
Consumer Discretionary – 13.7%		
Booking Holdings*	91	245,730
D. R. Horton, Inc.	4,695	571,334
Lowes Companies	1,238	279,417
		1,096,481
Consumer Staples – 5.2%		
Kroger Company	3,309	155,523
PepsiCo, Inc.	1,421	263,198
		418,721
Energy – 8.4%		
Devon Energy	7,411	358,248
Valero Energy	2,721	319,173
		677,421
Financial – 9.4%		
Chubb Corp.	827	159,247
J P Morgan	1,814	263,828
Metlife, Inc.	2,465	139,347
PNC Financial	1,535	193,333
		755,755
Health Care – 12.4%		
AbbVie, Inc.	1,945	262,050
AmerisourceBergen	1,375	264,591
CVS Health Corp.	1,352	93,464
Elevance Health	839	372,759
		992,864
Industrial – 7.0%		
Cummins, Inc.	1,209	296,398
Northrop Grumman	576	262,541
		558,939
Information Technology – 25.5%		
Applied Materials	3,885	561,538
Enphase Energy	1,104	184,898
Microchip Tech	4,553	407,904
Microsoft Corp.	1,438	489,696
NetApp, Inc.	2,054	156,926
Skyworks Solutions	2,225	246,285
		2,047,247
Materials – 5.1%		
Avery Dennison	2,396	411,633
		411,633
Communication Services – 4.8%		
Alphabet Inc.*	1,733	207,440
Charter Comms. *	491	180,379
		387,819
Utility – 1.0%		
AES Corporation	3,674	76,162
		76,162
Real Estate Investment Trust – 3.9%		
Equinix, Inc.	399	312,792
		312,792
TOTAL COMMON STOCKS (Cost $ 3,715,257)		7,735,834
SHORT-TERM INVESTMENTS – 3.6%		
1st Amer. Gov. Fund	292,524	292,524
TOTAL SHORT-TERM INVESTMENTS (Cost $ 292,524)		292,524
TOTAL INVESTMENTS – 100.0% (Cost $ 4,043,781)		8,028,358
Other Assets less Liabilities – Less than 0.1%		711
NET ASSETS 100.0%		$ 8,029,069

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - June 30, 2023

(Unaudited)

Fund Performance



Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index
40%
30%
20%
10%
0%
-10%
-20%
-30%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending June 30, 2023

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
2nd Quarter	**3.01 %**	8.74 %	7.47 %
1-Year	**13.09 %**	19.59 %	17.27 %
3-Year Annualized	**12.72 %**	14.61 %	13.05 %
5-Year Annualized	**7.51 %**	12.31 %	10.57 %
10-Year Annualized	**8.37 %**	12.84 %	11.45 %
Annualized since inception 9/26/95	**6.49 %**	9.60 %	7.74 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
D.R. Horton Co.	7.1 %
Applied Materials	7.0 %
Microsoft Corp.	6.1 %
Avery Dennison	5.1 %
Microchip Tech.	5.1 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	25.5 %
Consumer Disc.	13.7 %
Health Care	12.4 %
Financials	9.4 %
Energy	8.4 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - June 30, 2023

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 98.6%		
Consumer Discretionary – 10.4%		
Amazon.com Inc.*	5,420	706,551
Dollar Tree, Inc.*	2,360	338,660
LKQ Corp.*	6,255	364,479
		1,409,690
Energy – 5.9%		
EOG Resources	3,357	384,175
Occidental Petrol	7,103	417,657
		801,832
Financial – 2.4%		
Chubb	1,663	320,227
		320,227
Health Care – 22.6%		
AbbVie, Inc.	2,460	331,436
Bristol-Myers	4,802	307,088
CVS Health Corp.	5,009	346,272
Eli Lilly & Co.	1,394	653,758
Regeneron Pharma*	541	388,730
Thermo Fisher	930	485,228
UnitedHealth	1,170	562,349
		3,074,861
Industrial – 8.2%		
Landstar System	2,188	421,278
United Rentals, Inc.*	1,543	687,206
		1,108,484
Information Technology – 36.9%		
Akamai Tech., Inc.*	3,613	324,700
Apple, Inc.	9,697	1,880,927
Enphase Energy	1,794	300,459
MasterCard Inc.	1,010	397,233
Microsoft Corp.	2,356	802,312
ON Semiconductor*	7,181	679,179
Qualcomm, Inc.	3,413	406,284
Salesforce.Com*	1,043	220,344
		5,011,438
Material – 3.8%		
Sherwin Williams	1,935	513,781
		513,781
Communication Services – 8.4%		
Alphabet Inc.*	3,580	433,072
Alphabet Inc.*	3,580	428,526
Charter Comm.*	775	284,712
		1,146,310
TOTAL COMMON STOCKS (Cost $5,759,077)		13,386,623
SHORT-TERM INVESTMENTS – 1.4%		
1st Amer. Gov. Fund	189,147	189,147
TOTAL SHORT-TERM INVESTMENTS (Cost $ 189,147)		189,147
TOTAL INVESTMENTS – 100.0% (Cost$ 5,948,224)		13,575,770
Other Assets less Liabilities – Less than 0.1%		3,034
NET ASSETS – 100.0%		13,578,804

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - June 30, 2023

(Unaudited)

Fund Performance



Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index
45%
35%
25%
15%
5%
-5%
-15%
-25%
-35%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending June 30, 2023

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
2nd Quarter	**6.84 %**	8.74 %	11.64 %
1-Year	**12.90 %**	19.59 %	25.13 %
3-Year Annualized	**13.47 %**	14.61 %	9.74 %
5-Year Annualized	**12.58 %**	12.31 %	12.28 %
10-Year Annualized	**12.73 %**	12.84 %	13.95 %
Annualized since inception 6/30/99	**6.96 %**	7.01 %	5.68 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	13.9 %
Microsoft Corp.	5.9 %
Amazon.Com, Inc.	5.2 %
United Rentals, Inc.	5.1 %
ON Semiconductor	5.0 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	36.9 %
Health Care	22.6 %
Consumer Disc.	10.4 %
Communication	8.4 %
Industrials	8.2 %

MANOR INVESTMENT FUNDS - BOND FUND
Schedule of Investments - June 30, 2023
(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 92.6%		
U.S. Treasury 1.250 % Due 07-31-23	100,000	99,693
U.S. Treasury 2.500 % Due 08-15-23	225,000	224,257
U.S. Treasury 0.500 % Due 02-28-26	400,000	359,312
U.S. Treasury 1.500 % Due 08-15-26	150,000	137,103
U.S. Treasury 2.875 % Due 05-15-28	100,000	94,356
U.S Treasury 1.750 % Due 11-15-29	325,000	284,984
U.S Treasury 0.625 % Due 05-15-30	175,000	140,191
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,455,189)		1,339,896
SHORT-TERM INVESTMENTS – 5.8%		
1st American Treasury Obligation Fund	83,745	83,745
TOTAL SHORT-TERM INVESTMENTS (Cost $ 83,745)		83,745
TOTAL INVESTMENTS – 98.4% (Cost $ 1,538,934)		1,423,641
Other Assets less Liabilities – Net 1.6%		23,243
NET ASSETS - 100.0%		$ 1,446,884

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - June 30, 2023
(Unaudited)

Fund Performance



Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
10%
5%
0%
-5%
-10%
-15%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending June 30, 2023

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
2nd Quarter	**-0.81 %**	-1.19 %	-1.14%
1-Year	**-1.23 %**	-2.19 %	-1.01 %
3-Year Annualized	**-3.67 %**	-4.12 %	-2.88 %
5-Year Annualized	**0.22 %**	0.24 %	0.82 %
10-Year Annualized	**-0.09 %**	0.86 %	0.93 %
Annualized since inception 6/30/99	**1.42 %**	3.24 %	3.18 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 0.500% Due 02-28-26	24.8 %
US Treasury 1.750% Due 11-15-29	19.7 %
US Treasury 2.500% Due 08-15-23	15.5 %
US Treasury 0.625% Due 05-15-30	9.7 %
US Treasury 1.500% Due 08-15-26	9.5 %

(Continued from page 3)
quarter and then fell sharply when the company announced quarterly results. Skyworks reported earnings that missed expectations and lowered earnings guidance for the coming quarter. The shares traded higher later in the quarter, but not enough to offset the earlier decline.

We liquidated our position in Fidelity National information Services during the quarter and used the proceeds to buy Google parent Alphabet, Inc. Fidelity National is implementing a restructuring that will result in the spinoff of several operating divisions, while the addition of Alphabet adds a holding with higher growth potential.

The Growth Fund

The Manor Growth Fund generated a return of 6.84%, net of all fees and expenses, during the quarter ended June 30, 2023, underperforming the S&P 500 index return of 8.74% and comparable mutual funds, as measured by the average of Large-Cap Growth mutual funds tracked by Morningstar return of 11.64%. The Fund underperformed the S&P 500 index and the average of Large-Cap Growth mutual funds tracked by Morningstar, over the trailing year with a return of 12.90% for the Fund, compared to 19.59% for the S&P 500 index, and 25.13% for the Morningstar average. The Fund underperformed the S&P 500 index but outperformed comparable mutual funds during the trailing 3-years with a return of 13.47% for the Fund, compared to 14.61% for the index, and 9.74% for the average Large-Cap Growth mutual fund tracked by Morningstar. The Fund outperformed the S&P 500 index and the average Large-Cap Growth mutual fund tracked by Morningstar during the trailing 5-years with of return of 12.58% for the Fund compared to returns of 12.31% for the S&P 5000 and 12.28% for comparable funds, but underperformed those same indices for the trailing 10-year period with returns of 12.73% for the Fund compared to 12.84% and 13.95% for the S&P and Morningstar indices, respectively. The Fund returned 6.96% since inception, underperforming the S&P 500 index return of 7.01%, but outperforming the average Large-Cap Growth fund tracked by Morningstar return of 5.68%.

During the 2nd Quarter of 2023, the Fund was helped by strong performance from Apple, Inc., Eli Lilly & Co., Amazon.com, Inc. Microsoft Corporation, and Alphabet, Inc. The shares of Apple rose steadily throughout the quarter. The company reported revenue and earnings that exceeded expectations and iPhone shipments above expectations. Apple increased their quarterly dividend and authorized an increase in their share repurchase program. The shares of Eli Lilly also rose steadily throughout the quarter. The company reported earnings below expectations, but revenue that beat expectations. Lilly also raised revenue and earnings guidance for the fiscal year. The shares of Amazon also rose steadily throughout the quarter. The company reported revenue and earnings above expectations and also generated operating income above the high end of guidance. The shares of Microsoft also rose through much of the quarter. The company reported revenue and earnings that exceeded expectations and a 31% increase in Azure revenue, its cloud computing platform. Microsoft experienced declining revenue in its Personal Computing business segment, but that decline was more than offset by strong revenue growth in the Productivity and Business Processes and Intelligent Cloud segments. The shares of Google parent Alphabet rose sharply in May after the company reported operating results. Alphabet reported revenue and earnings that exceeded expectations and announced an increase in the authorized share repurchase program. On a subsequent conference call, management emphasized that AI remains a core focus with applications in their Cloud, Workspace, and other offerings.

Notable laggards during the 2nd Quarter of 2023 include Enphase Energy, Inc., AbbVie, Inc., Regeneron Pharmaceutical, Thermo Fisher Scientific, and Qualcomm, Inc. The shares of Enphase Energy fell sharply when the company announced quarterly results. Enphase reported earnings above expectations and revenue in line with expectations, but lowered revenue guidance to the coming quarter. The lowered revenue guidance raised investor concerns that the rollout of its energy management interconnection technology might not meet longer term growth targets. The shares of AbbVie fell sharply when the company reported quarterly results and continued to decline through the balance of the quarter. AbbVie lowered earnings guidance early in the quarter due to acquired R&D and milestone expenses, but then reported quarterly results that did not allay investor concerns about continued weak results. The shares of Regeneron Pharmaceutical declined early in the quarter when the company announced a charge for acquired R&D. The shares rebounded somewhat after Regeneron reported quarterly operating results that exceeded both revenue and earnings estimates. The shares fell sharply late in the quarter after the FDA issued a Complete Response Letter effectively delaying the approval of its treatment for macular degeneration

due to an ongoing review of inspection finding at a third-party filler. Regeneron is working with the FDA and the third-party filler to bring their treatment to patients as soon as possible. The shares of Thermo Fisher Scientific declined early in the quarter after the company announced operating results. The company reported revenue and earnings in line with expectations, but the results did not generate upward momentum among investors focused on high-growth opportunities. The shares of Qualcomm declined early in the quarter. The company announced revenue above expectations, but earnings missed expectations, and reduced revenue and earnings guidance for the coming quarter. The shares rebounded later in the quarter, but not enough to offset the previous decline.

We liquidated our position in Fidelity National information Services during the quarter and used the proceeds to buy Salesforce, Inc., a provider of customer relationship management technology for business applications. Fidelity National is implementing a restructuring that will result in the spinoff of several operating divisions, while Salesforce demonstrates higher growth potential.

.

The Bond Fund

The Manor Bond Fund generated a return of –0.81%, net of all fees and expenses, during the quarter ending June 30, 2023, outperforming both the Bloomberg Barclay Intermediate US Treasury index return of return of –1.14%, and the average U.S. Treasury fund tracked by Morningstar return of –1.19% The Fund declined 1.23% during the year ended June 30, 2023, underperforming the Bloomberg Barclay Intermediate US Treasury index return of –1.01% but outperforming the average of US Treasury mutual funds as tracked by Morningstar return of –2.19%. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index but outperformed the average US Treasury mutual fund as tracked by Morningstar during the trailing 3-year period with a loss of 3.67% for the Fund, compared to a loss of 2.88% for the Barclay index, and a loss of 4.12% for the average US Treasury fund tracked by Morningstar. The Fund underperformed the average US Treasury fund tracked by Morningstar and the Barclay index during the trailing 5-year and 10-year period with returns of 0.22% and –0.09% for the Fund compared to returns of 0.82% and 0.93% for the Bloomberg Barclay Intermediate Treasury index and returns of 0.24% and 0.86% for the average US Treasury fund tracked by Morningstar. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise.

Chasing the Beach Ball

On more than one occasion, I have seen a strong gust of wind send the beach ball flying with some beachgoer chasing after it. It might be a funny beach image, but it is not as humorous as a market metaphor. After a long pronounced down trend last year, the stock market took off suddenly during the first week of the year and kept going. The move took most investors by surprise, and the concentrated nature of the market leaders left diversified portfolios behind, tempting investors to take more risk in an effort to "chase the market". Despite the rally, some analysts believe that the outlook for the stock and bond markets is arguably the most positive it has been since late 2021. Inflation is at a two-year low, economic growth and the labor markets remain resilient, the Fed has paused rate hikes and limited the fallout from the recent bank failures. But significant risks remain. We have not yet felt the full impact of the Fed rate hikes, which often take a year to 18 months to be effective. The resumption of student loan payments could drain substantial purchasing power from the economy and the necessary replenishment of the strategic petroleum reserve could reignite inflationary pressures. With the mega-cap stocks at their highest valuation in over a year, unexpected news could spark a swift market reversal.

While we are generally positive about the long-term prospects for the markets, we try to avoid overreacting to short-term trends that can quickly change direction. We believe that there are attractive investment opportunities among well-managed companies trading at reasonable valuations. We remain fully invested in diversified portfolios holding the shares of companies with strong earnings, the capacity to grow, and a sound financial structure to support that growth. We believe that this strategy will continue to withstand the sudden gusts from the market winds.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101